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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 5, 2000



                         GETTY PETROLEUM MARKETING INC.
               (Exact name of registrant as specified in charter)




      Maryland                      1-14990                     11-3339235
(State of Organization)     (Commission File Number)           (IRS Employer
                                                             Identification No.)


125 Jericho Turnpike
Jericho, New York                                                       11753
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (516) 338-6000


Item 5.     Other Events.

          On April 5, 2000, Getty Petroleum Marketing Inc. announced that it has retained the investment banking firm ING Barings LLC in connection with a review of strategic alternatives, including the possible sale or merger of the company or some other form of business transaction. There can be no assurance that any transaction will result from this process. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.   Financial Statements, Pro Form Financial Information and Exhibits.

          7(c)  Exhibits.

          99.1  Press Release dated April 5, 2000.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GETTY PETROLEUM MARKETING INC.




Date:  April 6, 2000                          By: /s/ Leo Liebowitz
                                              ----------------------------------
                                              Leo Liebowitz
                                              Chairman
                                              and Chief Executive Officer







                                  EXHIBIT INDEX




Exhibit No.               Description
----------                -----------

99.1                      Press Release dated
                          April 5, 2000